                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 14, 1998


                            ALCAN ALUMINIUM LIMITED
             (Exact name of registrant as specified in its charter)


           Canada                   1-3677              Inapplicable
           ------                   ------              ------------
  (state or other juris-         (Commission          (I.R.S. Employer
 diction of incorporation)       File Number)       (Identification No.)

         1188 Sherbrooke Street West, Montreal, Quebec, Canada  H3A 3G2
         --------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (514) 848-8000
                                                            -------------



     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          The information set forth in the press releases issued by Alcan Aluminium Limited, attached hereto as Exhibit 99.1 and 99.2, is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)   Exhibits.

          99.1  Press release of Alcan Aluminium Limited, dated October 14,
                1998.

          99.2  Press release of Alcan Aluminium Limited, dated October 16,
                1998.

          99.3 Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALCAN ALUMINIUM LIMITED


                                        /s/  DENIS G. O'BRIEN
                                        ------------------------
                                        Denis G. O'Brien
                                        Controller



Dated: October 16, 1998
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                                 EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
   99.1     Press release of Alcan Aluminium Limited, dated October 14, 1998.
   99.2     Press release of Alcan Aluminium Limited, dated October 16, 1998.
   99.3     Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.